UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CytoDyn Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

www.investorvote.com/CYDY Step 1: Go to www.investorvote.com/CYDY Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/CYDY or scan the QR code — login details are located in the shaded bar below. 2023 Annual Meeting of Stockholders Notice 03V9MH + + The Annual Meeting of Stockholders of CytoDyn Inc. will be held on November 9, 2023, at 9:30 am, Pacific Time, virtually via the internet at www.meetnow.global/MNVALMZ. To access and vote at the virtual meeting, you must have the information that is printed in the shaded bar above. You must be a stockholder of record on September 11, 2023, or obtain a legal proxy, to vote at the meeting. Proposals to be voted on at the meeting are listed on the reverse side along with the Board of Directors’ recommendations. Important Notice Regarding the Availability of Proxy Materials for CytoDyn Inc. Annual Meeting to be Held on November 9, 2023. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before October 30, 2023 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials, including the Notice and Proxy Statement and our 2023 Annual Report on Form 10-K. — Internet – Go to www.investorvote.com/CYDY — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials CytoDyn Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by October 30, 2023. The Annual Meeting of Stockholders of CytoDyn Inc. will be held on November 9, 2023 at 9:30 am, Pacific Time, virtually via the internet at www.meetnow.global/MNVALMZ. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4: 1. Election of five (5) directors to serve on the Board of Directors until the 2024 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal. 01 - Tanya Durkee Urbach 02 - Lishomwa C. Ndhlovu, M.D., Ph.D. 03 - Karen J. Brunke, Ph.D. 04 - Ryan M. Dunlap 05 - Stephen M. Simes 2. Approval, on an advisory (non-binding) basis, of our named executive officer compensation. 3. Approval of a proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 1,350,000,000 to 1,750,000,000 shares. 4. Approval of a proposal for the adjournment of the Annual Meeting to solicit additional proxies, if there are insufficient votes at the Annual Meeting to approve the share increase proposal. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. 2023 Annual Meeting of Stockholders Notice

1UPX Mark here to vote FOR all nominees 01 - Tanya Durkee Urbach 02 - Lishomwa C. Ndhlovu, M.D., Ph.D. 03 - Karen J. Brunke, Ph.D. 04 - Ryan M. Dunlap 05 - Stephen M. Simes Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. _____________________________________________________________________ Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03V9KJ + + A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 2. Approval, on an advisory (non-binding) basis, of our named executive officer compensation. 3. Approval of a proposal to amend the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 1,350,000,000 to 1,750,000,000 shares. 4. Approval of a proposal for the adjournment of the Annual Meeting to solicit additional proxies, if there are insufficient votes at the Annual Meeting to approve the share increase proposal. 1. Election of five (5) directors to serve on the Board of Directors until the 2024 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card For Against Abstain You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/CYDY or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CYDY Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CYDY 2023 ANNUAL MEETING OF STOCKHOLDERS This proxy is solicited on behalf of the Board of Directors of CytoDyn Inc. The undersigned hereby appoints Tanya D. Urbach and Antonio Migliarese as proxy and attorney-in-fact, with full power of substitution, and hereby authorizes them, and either of them, to represent and to vote, as designated below, all the shares of the common stock of CytoDyn Inc. held of record by the undersigned at the close of business on September 11, 2023, at the Annual Meeting of Stockholders to be held on November 9, 2023, at 9:30 am, Pacific Time, or any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the meeting. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is provided, the proxies named above will vote FOR the election of all nominees for director and FOR Proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. The undersigned acknowledges receipt of the 2023 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for the meeting. Please date and sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. (Items to be voted appear on reverse side) Proxy - CYTODYN INC. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + The 2023 Annual Meeting of Stockholders of CytoDyn Inc. will be held on November 9, 2023, at 9:30 am, Pacific Time, virtually via the internet at www.meetnow.global/MNVALMZ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.